INTERNATIONAL ASSETS HOLDING CORPORATION

                        250 Park Avenue South, Suite 200
                           Winter Park, Florida 32789

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                February 16, 1999
                                ----------------

TO THE STOCKHOLDERS OF
INTERNATIONAL ASSETS HOLDING CORPORATION

Notice is hereby given that the annual meeting of the stockholders of International Assets Holding Corporation will be held on Tuesday, February 16, 1999 at 10:00 a.m. local time, at the offices of the Corporation, 250 Park Avenue South, Suite 200, Winter Park, Florida 32789 for the following purposes:

         1. To elect a Board of five Directors to serve until the next annual meeting and until their successors shall have been elected and qualified.

         2. To approve the action of the Board of Directors in selecting KPMG Peat Marwick LLP as auditors to audit the financial statements of International Assets Holding Corporation and subsidiaries for the period commencing October 1, 1998 and ending September 30, 1999.

         3. To approve a proposal to amend the International Assets Holding Corporation Stock Option Plan to increase the total number of shares available for issuance under the Plan from 500,000 to 700,000 shares.

         4. The transaction of such other business as may properly be brought before the meeting.

Stockholders of record at the close of business on January 4, 1999 will be entitled to vote at the meeting. It is hoped that you will attend the meeting, but if you cannot do so, please fill in and sign the enclosed proxy, and return it in the accompanying envelope as promptly as possible. Any stockholder attending can vote in person even though a proxy has already been returned.

                       By Order of the Board of Directors


                                 DIEGO J. VEITIA
                                 Chairman

P.S. In order to save your Corporation the additional expense of further solicitation, please be kind enough to complete and return your proxy card today.

Winter Park, Florida
January 15, 1999

                    INTERNATIONAL ASSETS HOLDING CORPORATION
                              250 Park Avenue South
                                    Suite 200
                           Winter Park, Florida 32789
                             ----------------------

                                 PROXY STATEMENT
                                ------------------

         This proxy statement is furnished in connection with the solicitation by or on behalf of the Board of Directors of International Assets Holding Corporation (the "Corporation") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held in the offices of the Corporation on Tuesday, February 16, 1999 at 10:00 a.m. local time. The address of the Corporation is 250 Park Avenue South, Suite 200, Winter Park, Florida 32789.

PROXY SOLICITATION

         All proxies in the enclosed form which are properly executed and returned to the Corporation will be voted as provided for therein at the Annual Meeting or at any adjournments thereof. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by giving written notice of such revocation to the Secretary of the Corporation. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Annual Meeting and vote your shares in person.

         The Board of Directors intends to bring before the Annual Meeting the matters set forth in items 1, 2 and 3 in the foregoing notice. The persons named in the enclosed proxy and acting thereunder will vote with respect to items 1, 2 and 3 in accordance with the directions of the stockholder as specified on the proxy card.

        If no choice is specified, the shares will be voted IN FAVOR of the election of the five directors named under item 1; IN FAVOR of ratification of KPMG Peat Marwick LLP as auditors; and IN FAVOR of the amendment to the International Assets Holding Corporation Stock Option Plan to increase the total number of shares available for issuance under the Plan from 500,000 to 700,000. If any other matters are properly presented to the meeting for action, itis intended that the persons named in the enclosed Proxy and acting thereunder will vote in accordance with the views of management thereon. This Proxy State-ment and Form of Proxy are being first sent to stockholders on or about January 15, 1999.

         With respect to the election of Directors (Item 1), the five nominees receiving the greatest number of votes will be elected. The affirmative vote of a majority of the votes cast at the meeting is required for the ratification of the selection of independent public accountants (Item 2). The affirmative vote of a majority of the votes cast at the meeting is required for approval of the amendment to the International Assets Holding Corporation Stock Option Plan to increase the total number of shares available for issuance under the Plan from 500,000 to 700,000 shares (Item 3).

         Pursuant to Delaware law, abstentions, but not broker non-votes will be treated as shares present and entitled to vote on the subject matter at the Annual Meeting. Thus, an abstention will be counted as a "no vote" and a broker non-vote will in effect reduce the absolute number of affirmative votes needed for approval.

         The Corporation will bear the entire cost of preparing, printing and mailing this proxy statement, the proxies and any additional materials which may be furnished to stockholders. Solicitation may be undertaken by mail, telephone,telegraph and personal contact. The cost to solicit proxies will be borne by the Corporation. The Annual Report of the Corporation for its fiscal year ending September 30, 1998 has been mailed to stockholders with this proxy statement.


VOTING SECURITIES AND MUNICIPAL HOLDERS THEREOF

         Holders of common stock of the Corporation of record at the close of business January 4, 1999, will be entitled to vote at the Annual Meeting or any adjournment thereof. As of December 15, 1998, the Corporation had outstanding 1,478,090 shares of common stock. The stockholders are entitled to one vote per share of common stock on all business to come before the meeting. The Corporation knows of four entities which own, control, or share dispositive powers over shares in excess of 5%. As of December 15, 1998, the Diego J. Veitia Family Trust owns 29.01% of the outstanding common stock. Diego J. Veitia, as sole beneficiary of the trust and through additional holdings, owns 32.23% of the outstanding common stock. The IAAC Employee Stock Ownership Plan and Trust owns 20.91% of the outstanding common stock and Jerome F. Miceli owns 10.35% of the outstanding common stock. As of December 15, 1998, the officers and directors of the Corporation as a group beneficially own in the aggregate 44.02% of the outstanding common stock of the Corporation.


                         ITEM 1 - ELECTION OF DIRECTORS

         At the Annual Meeting five directors, constituting the entire Board of Directors of the Corporation, are to be elected to hold office until the next annual meeting or until their successors are elected and shall have qualified. Each nominee has consented to serve if elected. Officers are elected annually by the Board of Directors. The age, principal position of each nominee, and the year they first became a director and officer of the Corporation are as follows:




                                                                                          First                First
                                                                                          Became               Became
           Name                              Age ( ) and Position                        Director              Officer
           -----                             --------------------                        --------              -------

Diego J. Veitia              (55)  Director,  Chairman  of the  Board  and  Chief          1987                 1987
                             Executive  Officer of the Corporation;  Director and
                             Chairman  of  the  Board  of  International   Assets
                             Advisory Corp.  ("IAAC"),  Chairman of the Board and
                             Chief Executive  Officer of Global Assets  Advisors,
                             Inc. ("GAA"),  International  Asset Management Corp.
                             ("IAMC"),  International  Financial  Products,  Inc.
                             ("IFP";  and Chairman of the Board of  International
                             Trader Association, Inc. ("ITA").

Jerome F. Miceli             (55) Director,  President,  Chief Operating  Officer          1990                 1991
                             and Treasurer of the  Corporation;  Director,  Chief
                             Executive   Officer,   President  and  Treasurer  of
                             IAAC;  Director,  President  and  Treasurer of GAA,
                             IAMC and IFP; Chief  Executive  Officer,  President
                             and Treasurer of ITA.



Stephen A. Saker             (52)  Director,  Vice President and Secretary of the          1990                 1991
                             Corporation;  Director, Executive Vice President and
                             Secretary of IAAC, GAA, IAMC and ITA.

Robert A. Miller, Ph.D.      (55)  Director of the Corporation                             1998                   --

Jeffrey L. Rush, M.D.        (59)  Director of the Corporation                       1999, If elected             --



Diego J. Veitia founded the Corporation in 1987 to serve as a holding company for IAAC and other subsidiaries. He has served as Chairman of the Board, director and Chief Executive Officer of the Corporation since its inception. He also served as President of the Corporation from 1987 until 1991. Mr. Veitia founded IAAC in 1981 and has served as Chairman of the Board and director since that time. Mr. Veitia is also currently serving as Chairman and Chief Executive Officer of GAA, IAMC, IFP and as Chairman of ITA. Mr. Veitia also serves as Chairman of Veitia and Associates, Inc., an inactive registered investment advisor. Mr. Veitia served as Chairman of All Seasons Global Fund, Inc., a publicly held closed-end management investment company from October 1987 until October 1996. During the last five years, Mr. Veitia has also served as director of America's All Seasons Income Fund, Inc., an inactive management investment company.


Jerome F. Miceli has been a director of the Corporation since 1990 and has served as President, Chief Operating Officer and Treasurer of the Corporation since 1991. Mr. Miceli has also served as President, Chief Executive Officer, Treasurer and director of IAAC since 1990. Mr. Miceli also currently serves as President, Treasurer and Director of GAA, IAMC and IFP. Mr. Miceli also serves as Chief Executive Officer, President and Treasurer of ITA. In addition, from December 1990 until October 1996, Mr. Miceli served as Treasurer and director of All Seasons Global Fund Inc., a publicly held closed-end management investment company. Mr. Miceli is also President of Veitia and Associates, Inc., an inactive registered investment advisor.

Stephen A. Saker has been a director of the Corporation since 1990 and has served as Secretary and Vice President of the Corporation since 1991. Mr. Saker has also served as director, Executive Vice President and Secretary of IAAC since 1985. Mr. Saker currently serves as Executive Vice President, Secretary and Director of GAA, IAMC and ITA. Since November 1991, Mr. Saker has served as Vice President and Secretary of Veitia and Associates, Inc. Mr. Saker also served as Secretary and director of All Seasons Global Fund, Inc. from October 1987 until October 1996.

Robert A. Miller, Ph.D. became a director of the Corporation in February, 1998. Dr. Miller has served as President of Nazareth College in Rochester, New York since 1998. Dr. Miller previously served as the Academic Vice President of Queens College in Charlotte, North Carolina from 1994 to 1998. In addition, Dr. Miller served as Provost of Antioch University in Ohio from 1991 to 1994. Dr. Miller served as a director of All Seasons Global Fund, Inc., a publicly held closed-end management investment company from 1988 until 1996.

Jeffrey L. Rush, M.D. is nominated as a director and has not previously served the Corporation. Dr. Rush is a graduate of Dartmouth and State University New York Medical School in 1966. He has been a Board Certified Radiologist since 1972. Dr. Rush served as Chairman of the Radiology Dept. at Alvarado Medical Center, San Diego, CA from 1972 - 1994. In addition, he served on the Advisory Board, National Medical Enterprises (Tenet Health) from 1982 - 1990. Dr. Rush presently serves as Chairman of Pacific Medical Building, LP, a developer and owner of medical office buildings and clinics. He has served in that capacity since 1991.

DIRECTOR REMUNERATION

         Members of the Board of Directors who are not officers or employees of the Corporation were paid an annual fee of $21,000 for the 1997 and 1998 calendar years comprised of (i) $15,000 which is deposited in quarterly installments into an individual brokerage account set up for each such director with IAAC for the purchase of common stock of the Corporation in the open market, and (ii) $6,000 payable in cash in quarterly installments of $1,500 each. In addition to the annual fee, outside directors also receive $500 for each board meeting attended. Such directors were also reimbursed for expenses relating to their attendance at meetings during the 1998 fiscal year. The quarterly fee portion for stock purchases for one director was redirected for cash payment for the quarters ended June 1998 and September 1998.

MEETINGS OF THE BOARD

         There were five regularly scheduled meetings of the Board of Directors during fiscal year 1998. The Board has established Audit and Compensation committees. Mr. Elmer L. Jacobs served as Chairman of the Audit Committee during fiscal year 1998 and the other member was Robert A. Miller. Robert A. Miller served as Chairman of the Compensation Committee during fiscal year 1998 and Elmer L. Jacobs was the other member. The Audit Committee met in November, 1998, which was after the fiscal year end of September 30, 1998. No incumbent director attended fewer than 75% of the aggregate of (1) the total number of meetings of the board of directors held during fiscal year 1997 and (2) the total number of meetings held by all committees of the board on which he served during fiscal year 1998.

                  ITEM 2 - APPROVAL OF APPOINTMENT OF AUDITORS

         The Audit Committee of the Board has selected KPMG Peat Marwick LLP as independent public accountants to audit the financial statements of the Corporation and certain of its subsidiaries for the fiscal year 1999. The Board has endorsed this appointment and it is being presented to the stockholders for approval.

         KPMG Peat Marwick LLP has audited the financial statements of the Corporation since 1990. Services that have been provided by KPMG Peat Marwick LLP include: (1) regular audits of the Corporation's consolidated financial statements, assistance in SEC filings, and consultation on accounting and financial reporting matters; (2) audits of the financial statements of certain subsidiary companies to meet regulatory requirements; and (3) timely quarterly reviews and income tax preparation and consulting.

         Representatives of KPMG Peat Marwick LLP will be present at the Meeting, will have an opportunity to make statements if they desire, and will be available to respond to appropriate questions.

         If the stockholders do not approve the appointment of KPMG Peat Marwick LLP, the Audit Committee will select another firm of auditors for the ensuing year.

    YOUR DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE FOR THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

                   ITEM 3 - AMENDMENT TO INTERNATIONAL ASSETS
                     HOLDING CORPORATION STOCK OPTION PLAN

GENERAL

         On October 31, 1998, the Corporation's Board of Directors approved an amendment effective October 31, 1998 to the International Assets Holding Corporation Stock Option Plan, as amended (the "Plan") and approved its submission to the shareholders for their approval. The Plan was initially adopted by the Board of Directors on January 23, 1993, and approved by the shareholders on November 10, 1993. The Plan was subsequently amended effective December 28, 1995 to increase the number of shares available for issuance under the Plan from 250,000 to 500,000 shares. The proposed amendment to the Plan increases the number of shares available for issuance under the Plan from 500,000 to 700,000 shares. As of January 6, 1999, the closing price for the Corporation's common stock on the National Association of Securities Dealers Automated Quotation System was $1.50 per share.

PLAN DESCRIPTION

         The following summary describes briefly the principal features of the Plan, which is attached as Exhibit A to this Proxy Statement. This summary does not purport to be complete and is subject to and qualified in its entirety by the provisions of the Plan.

PURPOSE

         The purpose of the Plan is to advance the growth and development of the Corporation by affording an opportunity to directors, executives, consultants and key employees of the Corporation and its affiliates to purchase shares of the Corporation's common stock and to provide incentives for them to put forth maximum efforts for the success of the Corporation's business.

ELIGIBILITY

         The Plan provides that awards may be granted to directors, consultants, officers, and executive, managerial, and other key employees of the Corporation or any parent or subsidiary of the Corporation. Non-employee directors or consultants of the Corporation are eligible to receive awards only of Nonqualified Options (as defined below). Approximately 35 employees of the Corporation and its subsidiaries are eligible to participate in the Plan.

STOCK SUBJECT TO THE PLAN

         The current total number of shares of stock which may be issued by the Corporation to all optionees under the Plan is 500,000 shares and will increase to 700,000 shares upon shareholder approval of the proposed amendment to the Plan. If and to the extent an option granted under the Plan expires or terminates for any reason whatsoever, in whole or in part, the shares (or remaining shares) of stock subject to that particular option shall again be available for grant under the Plan.

ADMINISTRATION

         The Plan is to be administered by the Board of Directors of the Corporation (the "Board"); provided, however, that the Board may from time to time appoint a Compensation Committee consisting of not less than two directors and delegate to such Committee full power and authority to take any action required or permitted to be taken by the Board under the Plan. The Board may issue incentive stock options ("Incentive Options") within the meaning as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not qualify as Incentive Options ("Nonqualified Options"). In addition, the Board shall have the discretion to determine the employees, directors and consultants to whom options are to be granted and the number of shares subject to the options.

GENERAL CONDITIONS

         The Plan sets forth certain general conditions relating to the options that may be granted thereunder: (a) the maximum term of any Incentive Option shall be 10 years; (b) an option shall be exercisable only as long as optionee is in "continuous employment" with the Corporation as such term is defined in the Plan or is continually on the Board of Directors of the Corporation, or any parent subsidiary or successor thereof except as expressly permitted by the Plan; and (c) an option granted under the Plan shall not be assignable or transferable other than by will or the laws of descent and distribution.

STOCK OPTIONS

         The option price of stock options granted under the Plan shall not be less than 100% of the fair market value of the stock on the date the option is granted. The option price of stock options granted under the Plan to any individual who possesses more than 10% of the combined voting power of all classes of common stock of the Corporation shall not be less than 110% of the fair market value of the stock on the date the option is granted.

          Options shall become exercisable as provided by the Board in the Option Agreement. An option shall terminate upon the occurrence of the following conditions: (a) the expiration of one year after termination of employment by death or disability; (b) immediately upon termination for cause; (c) the expiration of 90 days after termination of employment for a reason other than death, disability or cause; or (d) the expiration of 90 days after the removal or resignation of the optionee from the Board.

         The Plan contains certain additional conditions applicable to options designated as Incentive Options. Incentive Options may be granted only to employees. No employee may be granted Incentive Options exercisable for the first time in any calendar year in which Incentive Options have an aggregate fair market value of stock (determined for each Incentive Option at its date of grant) in excess of $100,000. An Incentive Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the corporation shall have a per-share exercise price of not less than 110% of the fair market value of the stock on the date the option is granted.

         Payment of the exercise price may be made in cash, by certified bank check, in shares of the Corporation's common stock or any combination of the foregoing. At the discretion of the Board, the Corporation may also accept a promissory note, secured or unsecured, in the amount of the option price.

PLAN TERMINATION AND AMENDMENT

         Under its terms, the Plan will terminate on January 23, 2003. Furthermore, the Plan may be amended or terminated at any time by the Board. Any termination shall not affect any award then outstanding. Amendments to the Plan may be made without shareholder approval, except as such shareholder approval may be required by law or the rules of a national securities exchange, or if the amendment would increase the number of shares that may be issued under the Plan, or modify the requirements as to eligibility for participation in the Plan.

BENEFITS TO CERTAIN EMPLOYEES AND EMPLOYEE GROUPS

         As of December 15, 1998, a total of 442,500 options have been granted under the Plan and are outstanding. Set forth below is a summary as of December 15, 1998 of options which have been granted to those executive officers named in the Summary Compensation Table, all executive officers as a group, all current directors who are not executive officers as a group, and the group of all employees who are not executive officers.

                                  PLAN BENEFITS

   NAME                                                 NUMBER OF OPTION SHARES

   Diego J. Veitia                                               110,000
   Jerome F. Miceli                                              110,000
   Stephen A. Saker                                               65,000
   Executive Officers As A Group                                 285,000
   Current Directors Who are Not
    Executive Officers As A Group                                 37,500
   Employees Who Are Not Executive
    Officers As A Group                                          115,000

No Options were exercised during the fiscal year ended September 30, 1998.

         Because grants of a portion of the Corporation's securities under the Plan will occur at a future date, the actual benefits that may be received by or allocated to Corporation employees under the Plan cannot be fully determined at this time. Notwithstanding the foregoing, if the amendment to the Plan increasing the number of shares available for issuance under the Plan from 500,000 to 700,000 shares is approved by the shareholders, the Board has determined that stock options will be granted effective November 2, 1998, to those executive officers named in the Summary Compensation Table as set forth below.

  NAME                                                 NUMBER OF OPTION SHARES

  Diego J. Veitia                                               100,000
  Jerome F. Miceli                                              100,000
  Stephen A. Saker                                               20,000
  Executive Officers As a Group                                 220,000

FEDERAL TAX TREATMENT OF OPTIONS

         If an option is granted to an employee in accordance with the terms of the Plan, no income will be recognized by such employee at the time the option is granted.

         Generally, on exercise of a Nonqualified Option, the amount by which the fair market value of the shares of the stock on the date of exercise exceeds the purchase price of such shares will be taxable to the optionee as ordinary income, and will be deductible for tax purposes by the Corporation in the year in which the optionee recognizes the ordinary income. The disposition of shares acquired upon exercise of a Nonqualified Option under the Plan will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the Nonqualified Option.

         Section 16(b) of the Exchange Act generally subjects executive officers, directors and 10% shareholders of the Corporation to potential liability if they both buy and sell shares of the Corporation's stock within a six-month period. In the case of employees who are subject to these rules, generally, unless the employee elects otherwise, the relevant date for measuring the amount of ordinary income to be recognized upon the exercise of a Nonqualified Option will be the later of (i) the date the six-month period following the date of grant lapses and (ii) the date of exercise of the Nonqualified Option.

         Generally, upon exercise of an Incentive Option, an employee will not recognize any income and the Corporation will not be entitled to a deduction for tax purposes. However, the difference between the purchase price and the fair market value of the shares of stock received on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income, which may subject the employee to the alternative minimum tax. The disposition of shares acquired upon exercise of an Incentive Option under the Plan will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period). Generally, however, if the employee disposes of shares of stock acquired upon exercise of an Incentive Option within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the employee will recognize ordinary income, and the Corporation will be entitled to a deduction for tax purposes, in the amount of the excess of the fair market value of the shares on the date of exercise over the purchase price (or, in certain circumstances, the gain on sale, if less). Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the Incentive Option will ordinarily constitute capital gain. In the case of an employee subject to the Section 16(b) restrictions discussed above, the relevant date in measuring the employee's ordinary income and the Corporation's tax deduction in connection with any such disqualifying disposition will normally be the later of (i) the date the six-month period after the date of grant lapses or (ii) the date of exercise of the Incentive Option.

         If an option is exercised through the use of stock previously owned by the employee, such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such shares upon such exercise. However, if the previously owned shares were acquired through the exercise of an Incentive Option or other tax-qualified stock option and the holding period requirement for those shares was not satisfied at the time they were used to exercise an Incentive Option, such use would constitute a disqualifying disposition of such previously owned shares resulting in the recognition of ordinary income (but, under proposed Treasury Regulations, not any additional capital gain) in the amount described above. If any otherwise qualifying Incentive Option becomes first exercisable in any one year for shares having a value in excess of $100,000 (grant date value), the portion of the option in respect of such excess shares will be treated as a Nonqualified Option.

 YOUR DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE INTERNATIONAL ASSETS HOLDING CORPORATION STOCK OPTION PLAN.

                     ITEM 4 - TRANSACTION OF OTHER BUSINESS

         The Board of Directors does not know of any other business which will be presented for consideration at the Meeting. If any other business does properly come before the Meeting or any adjournment thereof, the proxy holders will vote in regard thereto according to the discretion of management insofar as such proxies are not limited to the contrary.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table is a three-year summary of the compensation awarded or paid to, earned by, the Corporation's Chief Executive Officer and its most highly compensated executive officers whose total cash compensation exceeded $100,000 during the Corporation's last completed fiscal year.


                                                         Long-Term Compensation
Name and
Principal                     Annual                 RESTRICTED      COMMON STOCK        LONG TERM
Position                    Compensation (1)           STOCK            UNDER            INCENTIVE       ALL OTHER (2)
                       YEAR   SALARY    BONUS          AWARD ($)      OPTIONS (#)         PAYOUTS        COMPENSATION

Diego J. Veitia,       1998  $140,004  $  -              $  -               -              $  -             $3,325
Director, Chairman     1997  $136,590  $152,531          $  -               -              $  -             $7,477
of the Board and       1996  $132,612  $155,790          $  -            110,000           $  -            $11,036
Chief Executive
Officer

Jerome F. Miceli,      1998  $140,004  $  -              $  -               -              $  -            $   475
Director, Treasurer,   1997  $136,590  $182,531          $  -               -              $  -            $ 5,974
President and Chief    1996  $132,612  $175,790          $  -             70,000           $  -            $ 6,347
Operating Officer


Stephen A. Saker,      1998  $166,446  $  -              $  -               -               $ -            $  -
Director, Vice         1997  $194,780  $ 12,000          $  -               -               $ -            $ 5,441
President and          1996  $177,046  $ 35,000          $  -             35,000            $ -            $ 5,869
Secretary

-------------------------------------------------------------------------------
         (1) For fiscal years ended September 30, 1998, 1997 and 1996, the dollar value of other annual compensation for each individual named in the above table did not exceed the lesser of $50,000 or 10% of total salary and bonus.

         (2) All other compensation is comprised of Corporation contributions to the Corporation's Employee Stock Ownership Plan with 401(k) features, Retirement Savings Plan and payments for personal income tax preparation fees. The Corporation did not make any contributions to the Employee Stock Ownership Plan and the Retirement Savings Plan for the fiscal year ended September 30, 1998. However, forfeitures related to terminated participants may be available for reallocation to eligible participants who were employed by the Corporation on December 31, 1998. These forfeitures are subject to allocation by the two plans based on calendar year end employee 401k contributions and total calendar year end compensation.

STOCK OPTIONS AND STOCK APPRECIATION RICHTS (SAR)

         The Plan was adopted by the Board of Directors of the Corporation in January, 1993 and approved by the stockholders in November, 1993. The shareholders approved an amendment to the Plan to increase the number of shares available for issuance under the Plan from 250,000 to 500,000 shares effective December 28, 1995. The Plan permits the granting of awards to employees of the Corporation and its subsidiaries in the form of stock options of the
Corporation's common stock. Stock options granted under the Plan may be Incentive Options meeting the requirements of Section 422 of the Code, or Non-qualified Options which do not meet the requirements of Section 422.

         The Plan is administered by the Board or a committee thereof. The Plan gives broad powers to the Board to administer and interpret the Plan, including the authority to select the individuals to be granted options and rights and to prescribe the particular form and conditions of each option or right granted. All options are granted at an exercise price equal to the fair market value or 110 percent of the fair market value of the Corporation's common stock on the date of the grant. Awards may be granted pursuant to the Plan through January, 2003. The Plan may be terminated earlier by the Board at its sole discretion.

        No Stock Appreciation Rights (SAR) have been granted by the Corporation.

OPTION/SAR GRANTS IN THE LAST FISCAL YEAR

       There were no options granted to executive officers during the 1998 fiscal year.

AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

         The following table summarizes stock options exercised, the aggregate number of exercisable and unexercisable options and the value of unexercised in-the-money stock option at fiscal year end 1998 for the named executive officers. No stock options were exercised during the 1998 fiscal year.

 EXECUTIVE OFFICER   NUMBER OF        VALUE       NUMBER OF SECURITIES UNDERLYING        VALUE OF UNEXERCISED
                       SHARES      REALIZED($)      UNEXERCISED STOCK OPTIONS AT             IN-THE-MONEY
                      ACQUIRED                           SEPTEMBER 30, 1998         STOCK OPTIONS AT SEPTEMBER 30,
                     ON EXERCISE                     EXERCISABLE/UNEXERCISABLE                  1998(1)
                                                                                       EXERCISABLE/UNEXERCISABLE
  Diego J. Veitia        -             $ -                44,000 / 66,000                      $ - / $ -
  Jerome F. Miceli       -             $ -                68,000 / 42,000                      $ - / $ -
  Stephen A. Saker       -             $ -                44,000 / 21,000                      $ - / $ -

(1) The values shown report the difference between the exercise price of unexercised in-the-money options and the closing market price of the underlying Common Stock at September 30, 1998. Options are in-the-money if the fair market value of the Common Stock exceeds price of the option. No options were in-the-money based on the last reported closing price of $1.75 per share as of September 30, 1998.

Employment Agreements

         On March 25, 1994 the Corporation entered into a five-year employment agreement with each of Messrs. Veitia and Miceli. Pursuant to the agreement with Mr. Veitia, he will devote a portion of his business time to the Corporation as Chairman of the Board and Chief Executive Officer. The agreement with Mr. Miceli provides that he will devote substantially all of his business time to the Corporation as President, Chief Operating Officer and Treasurer. The agreements with Messrs. Veitia and Miceli may be extended by mutual agreement and provide for base annual salaries of $125,000 each (increasing on an annual basis by the change in the consumer price index). In addition, the agreements provide for a bonus to each executive in an amount equal to 10% of the Corporation's consolidated pre-tax earnings, monthly automobile allowances of $500 and reimbursement for costs and expenses associated with the preparation of the executive's personal income tax return.

         In the event of termination of the agreements by the Corporation other than for cause (as defined therein) or if the executive resigns as a result of a breach by the Corporation, the agreements provide for payments to such individuals in an amount equal to 100% of their total compensation for 24 months following the date of termination. In addition, upon termination of the agreements by the Corporation prior to their expiration, other than for cause (as defined therein) or if the executive resigns as a result of a breach by the Corporation, the Corporation has agreed, at the option of the executive, to the extent such payments may be made under applicable law, to repurchase within 60 days of such termination at market value (average of bid and asked prices) all shares of stock of the Corporation owned by the executives, including ESOP shares, which amount to approximately 578,000 common shares as of September 30, 1998. In addition, Messrs. Veitia and Miceli have 220,000 option shares granted of which 112,000 are vested at September 30, 1998. The agreements with Messrs. Veitia and Miceli also contain nondisclosure and noncompetition provisions.

EMPLOYEE INVESTMENT/RETIREMENT PLANS

         The International Assets Advisory Corporation Employee Stock Ownership Plan and Trust (the "ESOP"), which became effective on December 30, 1992, is an employee stock ownership plan with profit sharing and 401(k) features. Generally, all employees of the Corporation and its subsidiaries with one year of eligible service are members of the ESOP. Benefits under the employee stock ownership feature of the ESOP, which gradually vest over seven years, and benefits under the 401(k) feature of the ESOP, which with respect to employee contributions are fully vested at all times, are paid upon death, disability, retirement or termination of employment. Corporation contributions to the employee stock ownership portion of the ESOP are determined at the discretion of the Board of Directors. The Corporation did not make a contribution to the employee stock ownership portion of the ESOP for the 1998 fiscal year. All ESOP common stock contributions have been allocated to eligible employees as of September 30, 1998.

         The 401(k) portion of the ESOP allows employees to contribute up to the greater of ten percent of their gross income or the maximum amount of their gross income allowable under current Internal Revenue Code Regulations, to the plan. The plan does not mandate a matching contribution by the Corporation, but provides that the Corporation may make discretionary contributions. The Corporation did not make a contribution to the profit sharing feature of the ESOP for the 1998 fiscal year.

         The Corporation's Retirement Savings Plan, which became effective January 1, 1995, is a profit sharing plan. All employees who have completed one year of continuous service and who have attained the age of twenty-one are eligible for the Retirement Savings Plan. Contributions to the Retirement Savings Plan may be made at the sole discretion of the Corporation. The Corporation did not make a contribution to the Retirement Savings Plan for the 1998 fiscal year.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information concerning the beneficial ownership of the Corporation's Common Stock as of December 15, 1998, by (i) each person known by the Corporation to own more than 5% of the Common Stock, (ii) each director of the Corporation, (iii) each of the most highly compensated executive officers whose total cash compensation exceeded $100,000 during the Corporation's last completed fiscal year and (iv) all executive officers and directors of the Corporation as a group. All shares are directly owned by the individual unless otherwise indicated.

    NAME AND ADDRESS OF                                                 NUMBER OF                    PERCENT OF
    BENEFICIAL OWNER                                                  SHARES (1) (2)                   CLASS

    The Diego J. Veitia Family Trust (3)                                428,859                       29.01%

    Diego J. Veitia (3)(4)(5)                                           497,729                       32.23%

    The IAAC Employee Stock Ownership
    Plan and Trust (3)                                                  309,033                       20.91%

    Jerome F. Miceli (3)(6)(7)                                          161,403                       10.35%
    Stephen A. Saker (3)(8)                                              51,000                        3.34%

    Robert A. Miller (3)                                                  5,600                         .38%

    Elmer L. Jacobs (3)(9)                                               34,970                        2.34%
All directors and executive
officers as a group (10)                                                746,183                       44.02%
(5 persons)

---------------------------------------------------------------------------
      (1) Except as otherwise stated, all stockholders have sole voting and investment power with respect to the shares of Common Stock set forth opposite their respective names.
      (2) Includes shares that can be acquired within 60 days from the date hereof upon the exercise of warrants or options or conversion of convertible securities. Shares subject to issuance upon the exercise of options or warrants or other rights to acquire shares are deemed outstanding for purposes of computing the percentage owned by each person but are not deemed to be outstanding for the purpose of computing the outstanding percentage of any other persons.
      (3)  250 Park Avenue South, Suite 200, Winter Park, Florida 32789.
      (4) Includes 428,859 shares held by The Diego J. Veitia Family Trust (the "Trust"). Mr. Veitia is Chairman of the Board of the Corporation and the settlor, sole trustee and primary beneficiary of the Trust and, as such, may be deemed the beneficial owner of the shares held by the Trust under rules and regulations promulgated by the SEC.
      (5) Includes 66,000 shares subject to a partially exercisable option from the Corporation. (6) Includes 4,519 shares subject to a presently exercisable option from the Trust.
      (7) Includes 40,000 shares subject to one fully exercisable option from the Corporation and 42,000 shares subject to a partially exercisable options from the Corporation.
      (8) Includes 30,000 shares subject to one fully exercisable option from the Corporation and 21,000 shares subject to a partially exercisable options from the Corporation.
      (9) Includes 18,000 shares subject to two partially exercisable options from the Corporation.
  (10) Includes 70,000 shares subject to fully exercisable options and 147,000 shares subject to partially exercisable options in the favor of Messrs. Veitia, Miceli, Saker and Jacobs, from the Corporation.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

          Pursuant to Section 16(a) of the Exchange Act and the rules issued thereunder, the Corporation's executive officers, directors and owners of in excess of 10% of the issued and outstanding common stock are required to file with the SEC reports of ownership and changes in ownership of the common stock of the Corporation. Copies of such reports are required to be furnished to the Corporation. Based solely on the review of such reports furnished to the Corporation, the Corporation believes that during fiscal year 1998, all of its executive officers and directors complied with the Section 16(a) requirements.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          During the year ended September 30, 1998, the Board of Directors of the Corporation approved the reimbursement of approximately $39,000 of expenses incurred in connection with responding to issues raised during a Securities and Exchange Commission ("SEC") inspection of an affiliated company.

          The Corporation believes that all prior transactions between the Corporation and its officers, directors or other affiliates of the Corporation were on terms no less favorable than could have been obtained from unaffiliated third parties on an arm's-length basis. However, as the requisite conditions of competitive, free-market dealings may not exist, the foregoing transactions cannot be presumed to have been carried out on an arm's-length basis, nor upon terms no less favorable than had unaffiliated parties been involved.


                                  OTHER MATTERS


STOCKHOLDER PROPOSALS

          Any stockholder desiring to present a proposal for consideration at the 2000 Annual Meeting of Stockholders, should submit such proposal in writing so that it is received by the Corporation at 250 Park Avenue South, Suite 200, Winter Park, Florida 32789, by not later than September 12, 1999.


AVAILABILITY OF 10-KSB

          The Corporation will provide to shareholders, without charge, a copy of the Corporation's Annual Report on Form 10-KSB upon written request. Such requests should be submitted to Jonathan C. Hinz, Chief Accounting Officer, International Assets Holding Corporation, 250 Park Avenue South, Suite 200, Winter Park, Florida 32789. Exhibits to Form 10-KSB will also be provided upon specific request.

                                 Diego J. Veitia
                                    Chairman

January 15, 1999

                                    EXHIBIT A

                    INTERNATIONAL ASSETS HOLDING CORPORATION
                      STOCK OPTION PLAN AS AMENDED 12/28/95



        International  Assets Holding  Corporation,  a Delaware corporation (the
"Company"), hereby adopts a stock option plan (the "Plan") for its key employees, officers, directors and consultants, in accordance with the following terms and conditions.

        1. PURPOSE OF THE PLAN. The purpose of the Plan is to advance the growth and development of the Company by affording an opportunity to executives, consultants and key employees of the Company as well as directors of the Company and its affiliates to purchase shares of the Company's common stock and to provide incentives for them to put forth maximum efforts for the success of the Company's business. The Plan is intended to permit certain designated stock options granted under the Plan to qualify as incentive stock options under
Section 422A of the Internal Revenue Code of 1986.

         2. DEFINITIONS. For purposes of this Plan, the following capitalized terms shall have the meanings set forth below:

         (a) "Board of Directors" means the board of directors of the Company.

         (b) "Code" means the Internal Revenue Code of 1986, as currently in effect or as hereafter amended.

         (c)  "Company"  means  International  Assets  Holding  Corporation,   a
Delaware corporation.

         (d) "Eligible Employee" means all directors, consultants, officers, and executive, managerial, and other key employees of the Company or any Parent or Subsidiary. In order to be eligible for an Incentive Stock Option, a director or a consultant must also be a common law employee of the Company as provided in
Section 422A of the Code; however, in order to be eligible for a Nonqualified Stock Option, a director or consultant need not be a common law employee of the Company.

         (e) "Incentive Stock Option(s)" means a stock option granted to an Eligible Employee to purchase shares of Stock which is intended to qualify as an "incentive stock option," as defined in Section 422A of the Code.
         (f) "Nonqualified Stock Option(s)" means a stock option granted to an Eligible Employee to purchase shares of Stock which is not intended to qualify as an "incentive stock option" as defined in Section 422A of the Code.

         (g) "Option" means any unexercised and unexpired Incentive Stock Option or Nonqualified Stock Option issued under this Plan, or any portion thereof remaining unexercised and unexpired.

         (h) "Option Agreement" means a written agreement by and between the Company and an optionee setting forth the terms and conditions of the Option granted by the Board of Directors to such Optionee.

         (i) "Optionee" means any Eligible Employee who is granted an Option as provided in the Plan.

         (j) "Parent" means any present or future "parent corporation" of the Companyas such term is defined in Section 425 (e) of the Code and which the Board ofDirectors of the Company has elected to be covered by the Plan.

         (k) "Plan" shall mean the Company's Stock Option Plan.

         (1) "Stock" means authorized and unissued shares of the Company's Common Stock, $.01 par value per share, or treasury shares of such class.

                  (m) "Subsidiary" means any present or future "subsidiary corporation" of the Company, as such term is defined in Section 425(f) of the Code and which the Board of Directors has elected to be covered by the Plan.

         (n) where applicable, the terms used in this Plan have the same meaning as the terms used in the Code and the regulations and rulings issued thereunder and pursuant thereto, with reference to Options.

         3.     STOCK SUBJECT TO OPTION.

         (a) TOTAL NUMBER OF SHARES. The total number of shares of Stock which may be issued by the Company to all Optionees under this Plan is 500,000 (as amended 12/28/95 and approved by shareholders 2/15/96) shares. The total number of shares of Stock which may be so issued may be increased only by a resolution adopted by the Board of Directors and approved by the shareholders of the Company.

         (b) EXPIRED OPTIONS. If any Option granted under this Plan is terminated or expires for any reason whatsoever, in whole or in part, the shares (or remaining shares) of Stock subject to that particular Option shall again be available for grant under this Plan.

         4. ADMINISTRATION OF THE PLAN.

         (a) BOARD OF DIRECTORS. This Plan shall be administered by the Board of Directors who may, from time to time, issue orders or adopt resolutions, not inconsistent with the provisions of the Plan, to interpret the provisions and supervise the administration of the Plan. All determinations shall be by the affirmative vote of a majority of the members of the Board of Directors at a meeting, or reduced to writing and signed by all of the members of the Board of Directors. Subject to the Company's Bylaws, all decisions made by the Board of Directors in selecting Optionees, establishing the number of shares and terms applicable to each Option, and in construing the provisions of this Plan shall be final, conclusive and binding on all persons, including the Company, shareholders, Optionees, and purchasers of shares pursuant to this Plan. No member of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or an Option granted hereunder.

         (b) COMPENSATION COMMITTEE. The Board of Directors may from time to time appoint a Compensation Committee, consisting of not less than two (2) directors (the "Committee"). The Board of Directors may delegate to such Committee full power and authority to take any action required or permitted to be taken by the Board of Directors under this Plan, subject to restrictions on affiliate participation under the Securities Exchange Act of 1934, pertaining to, among other things, Section 16(b). The Board of Directors may from time to time, at its sole discretion, remove members from or add members to the Committee. Vacancies may be filled by the Board of Directors only. Where the context requires, the Board of Directors shall mean the Committee, if appointed, for matters dealing with administration of the Plan.

         (c) COMPLIANCE WITH INTERNAL REVENUE CODE. The Board of Directors (or committee if appointed) shall at all times administer this Plan and make interpretations hereunder in such a manner that Options granted hereunder designated as Incentive Stock Options will meet the requirements of Section 422A of the Code.

         5.       SELECTION OF OPTIONEES.

         (a) DISCRETION OF THE BOARD OF DIRECTORS. In determining which Eligible Employees shall be offered Options, as well as the terms thereof, the Board of Directors shall evaluate, among other things, (i) the duties and responsibilities of Eligible Employees, (ii) their past and prospective contributions to the success of the Company, (iii) the extent to which they are performing and will continue to perform outstanding services for the benefit of the Company, and (iv) such other factors as the Board of Directors deems relevant.

         (b) LIMITATION ON GRANT OF 0PTIONS. An Incentive Stock Option may not be granted to any optionee if the grant of such Option to such Optionee would otherwise cause the aggregate fair market value (determined at the time the Option is granted) of the Stock for which Options are exercisable for the first time by such Optionee under all incentive stock option plans of the Company during any calendar year to exceed $100,000. Nonqualified Stock Options may be granted to Eligible Employees at the sole discretion of the Board of Directors.

         6. OPTION AGREEMENT. Subject to the provisions of this Plan, each Option granted to an Optionee shall be set forth in an Option Agreement upon such terms and conditions as the Board of Directors determines, including a vesting schedule. Each such Option Agreement shall incorporate the provisions of this Plan by reference. The date of the grant of an Option is the date specified in the Option Agreement. Any Option Agreement shall clearly identify such Options as Incentive Stock Options or Nonqualified Stock Options.

         7.       OPTION PRICES.

         (a) DETERMINATION OF OPTION PRICE. The option price for Stock shall not be less than one hundred- percent (100%) of the fair market value of the Stock on the date of the grant of such Option. The option price for Stock granted to an Eligible Employee who possesses more than ten percent (10%) of the total combined voting power of all classes of common stock of the Company shall not be less than one hundred ten percent (110%) of the fair market value of the Stock on the date of the grant of such Option.

         (b) DETERMINATION OF FAIR MARKET VALUE. For the purpose of this Plan, the fair market value of the Stock on the date of granting an Option shall be determined by the Board of Directors in accordance with the applicable regulations under the Code.

         (c) DETERMINATION OF STOCK OWNERSHIP. For purposes of paragraphs 7 and 8, an Optionee's common stock ownership shall be determined by taking into account the rules of constructive ownership set forth in Section 425(d) of the Code.

         8. TERM OF OPTION. The term of an Option may vary within the sole dis-cretion of the Board of Directors, provided, however, that the term of an Incentive Stock Option granted to an Eligible Employee shall not exceed ten (10) years from the date of grant of such Incentive Stock Option. An Incentive Stock Option may be cancelled only in connection with the termination of employment or death of the Optionee (as more particularly described in paragraph 9 hereof). A Nonqualified Stock Option may be cancelled only in connection with the term-ination of employment (or consulting contract) or death of an Optionee, or the removal or resignation of an Optionee who is a director.

         9. EXERCISE OF OPTION.

        (a) LIMITATION ON EXERCISE OF OPTION. Except as otherwise provided herein, the Board of Directors, in its sole discretion, may limit an Option by restricting its exercise in whole or in part to specified vesting periods or until specified conditions have occurred. The vesting periods and any restrictions will be set forth in the Option Agreement.

         (b) EXERCISE PRIOR TO CANCELLATION. An Option shall be exercisable only during the term of the Option as long as the Optionee is in "Continuous Employment" with the Company or is continually on the Board of Directors of the Company or any Parent, Subsidiary, or any successor thereof . Notwithstanding the preceding sentence, as long as the Option's term has not expired, an Option which is otherwise exercisable in accordance with its provisions shall be exercisable;

                  (i) for a period ending ninety (90) days after the Optionee has terminated his Continuous Employment with the Company, unless the Optionee was terminated for cause by the Company in which case the Option terminates on notice of termination of employment; or

                  (ii) for a period ending ninety (90) days after the removal or resignation of the Optionee from the Board of Directors, which such Optionee has served; or

                  (iii) by the estate of the Optionee, within one (1) year after the date of the Optionee's death, if the Optionee should die while in the Contin uous Employmentof the Company or while serving on the Board of Directors of the Company or any Parent, Subsidiary, or any successor thereof; or

                  (iv) within one (1) year after the Optionee's employment with the Company terminates, if the Optionee becomes disabled during Continuous Employment with the Company and such disability is the cause of termination.

         For purposes of this Plan, the term "Continuous Employment" shall mean the absence of any interruption or termination of employment (or termination of a consulting contract) by the Company or any Parent or Subsidiary which now exists or hereafter is organized or acquired by the Company. Continuous Employment with the Company shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Company or in the case of transfers between locations of the Company or between any Parent or Subsidiary, or successor thereof. The term "cause" as used in this subparagraph 9(b) shall mean: (i) commission of a felony or a charge of theft, dishonesty, fraud or embezzlement; (ii) failure to adhere to Company's reasonable directives and policies, willful disobedience or insubordination; (iii) disclosing to a competitor or other unauthorized person, proprietary information, confidences or trade secrets of the Company or any Parent or Subsidiary; (iv) recruitment of Company or any Parent or Subsidiary personnel on behalf of a competitor or potential competitor of the Company, any Parent or Subsidiary, or any successor thereof; or (v) solicitation of business on behalf of a competitor or potential competitor of the Company, any Parent or Subsidiary, or any successor thereof.

         (c) METHOD OF EXERCISING AN OPTION. Subject to the provisions of any particular Option, including any provisions relating to vesting of an Option, an Optionee may exercise an Option, in whole or in part, by written notice to the Company stating in such written notice the number of shares of Stock such Optionee elects to purchase under the Option, and the time of the delivery thereof, which time shall be at least fifteen (15) days after the giving of such notice, unless an earlier date shall have been mutually agreed upon. Upon receipt of such written notice, the Company shall provide the Optionee with that information required by the applicable state and federal securities laws. If, after receipt of such information, the Optionee desires to withdraw such notice of exercise, the Optionee may withdraw such notice of exercise by notifying the Company, in writing, prior to the time set forth for delivery of the shares of Stock. In no event may an Option be exercised after the expiration of its term. An Optionee is under no obligation to exercise an Option or any part thereof.

         (d) PAYMENT FOR OPTION STOCK. The exercise of any option shall be contingent upon receipt by the Company of cash or certified bank check to its order, shares of the Company's Common Stock, or any combination of the foregoing in an amount equal to the full option price of the shares of Stock being purchased. For purposes of this paragraph 9, shares of the Company's Common Stock that are delivered in payment of the option price shall be valued at their fair market value, as determined under the provisions of the Plan. In the alternative, the Board of Directors may, but is not required to, accept a promissory note, secured or unsecured, in the amount of the option price made by the Optionee on terms and conditions satisfactory to the Board of Directors.

         (e) NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Stock is greater than the full option price of such share of Stock (at the date of calculation as set forth below), in lieu of exercising any Option for cash, the Board of Directors, in its sole discretion, may allow the Optionee to elect to receive Stock equal to the value (as determined below) of the Option (or the portion thereof being exercised) by surrender of such Option at the principal office of the Company together with the properly endorsed Notice of Exercise of Option, in which event the Company shall issue to the Optionee a number of shares of Stock computed using the following formula:

                  X = Y (A-B)
                          A

     Where       X = the number of shares of Stock to be issued to the Optionee

                 Y = the  number of shares of Stock  purchasable  under the
                     Option or, if only a portion of the Option is being exercised, the portion of the Option being exercised (at the date of such calculation)

                 A = the fair market value of one share of the  Company's Stock
                    (on the, date a properly completed and executed Notice of Exercise of Option is delivered to the Company)

                 B = the full Option price of one share of Stock being
                     purchased (as adjusted to the date of such calculation)

For purposes of the above calculation, fair market value of one share of Stock shall be determined by the Company's Board of Directors in good faith; provided; however, that where there is a public market for the Company's Stock, the fair market value per share shall be the average of the closing bid and asked prices of the Company's Stock quoted in the Over-The-Counter Market Summary or the closing price quoted on the NASDAQ National Market System or on any exchange on which the Stock is listed, whichever is applicable, as published in the Western Edition of the Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ System) for the five (5) trading days prior to the date of determination of fair market value.

         (f) DELIVERY OF STOCK TO OPTIONEE. Provided the Optionee has delivered proper notice of exercise and full payment of the option price, the Company shall undertake and follow all necessary procedures to make prompt delivery of the number of shares of Stock which the Optionee elects to purchase at the time specified in such notice. Such delivery, however, may be postponed at the sole discretion of the Company to enable the Company to comply with any applicable procedures, regulations or listing requirements of any governmental agency, stock exchange or regulatory authority. As a condition to the issuance of shares of Stock, the Company may require such additional payments from the Optionee as may be required to allow the Company to withhold any income taxes which the Company deems necessary to insure the Company that it can comply with any federal or state income tax withholding requirements.

        10. NONTRANSFERABILITY OF 0PTIONS. Except as otherwise provided in paragraph 9(b)(iii) and (iv) hereof, an Option granted to an Optionee may be exercised only during such Optionee's lifetime by such Optionee. An Option may not be sold, exchanged, assigned, pledged, encumbered, hypothecated or otherwise transferred except by will or by the laws of descent and distribution. No Option or any right thereunder shall be subject to execution, attachment or similar process by any creditors of the Optionee. Upon any attempted assignment, transfer, pledge, hypothecation or other encumbrance of any Option contrary to the provisions hereof, such Option and all rights thereunder shall immediately terminate and shall be null and void with respect to the transferee or assignee.

         11. COMPLIANCE WITH THE SECURITIES LAWS.

         (a) Optionee's Written Statement. The Board of Directors may, in its sole discretion, require that at the time an Optionee elects to exercise his Option, he shall furnish a written statement to the Company that he is acquiring such shares of Stock for investment purposes only and that he has no intention of reselling or otherwise disposing of such Stock, along with a written acknowledgment that the Option and the shares of Stock pertaining to the Option are not registered under the Securities Act of 1933, as amended (the "Act"), the Florida securities laws, or any other state securities laws. In the event that shares of Stock subject to the Option are registered with the Securities and Exchange Commission, an optionee shall no longer be required to comply with this subparagraph 11(a).

         (b) REGISTRATION REQUIREMENTS. If at any time the Board of Directors determines, in its sole discretion, that the listing, registration or qualification of the shares of Stock subject to the Option upon any securities exchange or under any state or federal securities laws, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares thereunder, then the Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained (and the same shall have been free of any conditions not acceptable to the Board of Directors).

         (c) RESTRICTIONS ON TRANSFER OF SHARES. Subject to the Company's repurchase agreement and right of first refusal, as more particularly set forth in paragraph 14 hereof, the shares of Stock acquired by an Optionee pursuant to the exercise of an Option hereunder shall be freely transferable; provided, however, that such shares of Stock may not be sold, transferred, pledged or hypothecated, unless (i) a registration statement covering the securities is effective under the Act and appropriate state securities laws, or (ii) an opinion of counsel, satisfactory to the Company, that such sale, transfer, pledge or hypothecation may legally be made without registration of such shares under federal or state securities laws has been received by the Company.

         (d) RESTRICTIVE LEGEND. In order to enforce the restrictions imposed upon shares of Stock under this Plan, the Company shall make appropriate notation in its stock records or, if applicable, shall issue an appropriate stock transfer instruction to the Company's stock transfer agent. In addition, the Company may cause a legend or legends to be placed on any certificates representing shares of Stock issued pursuant to this Plan, which legend or legends shall make appropriate reference to such restrictions in substantially the following form:

                  "The shares of Common Stock evidenced by this certificate have been issued under the International Assets Holding Corporation Stock Option Plan (the "Plan") and are subject to the terms and provisions of such Plan.

                  These shares have not been registered under the Securities Act of 1933, as amended (the"Act"), the Florida Securities and Investor Protection Act or any other state securities laws, and, therefore, cannot be sold unless they are subsequently registered under the Act and any applicable state securities laws or an exemption from registration is available.

                  These shares are subject to a repurchase agreement and right of first refusal as set forth in the Stock Option Agreement dated ______________, by and between the shareholder and International Assets Holding Corporation and any sale, transfer, gift, pledge, or encumbrance of these shares is subject to this repurchase agreement and right of first refusal."

         12. CHANGES IN CAPITAL STRUCTURE OF COMPANY . In the event of a capital adjustment resulting from a stock dividend, stock split, reclassification, recapitalization, or by reason of a merger, consolidation, or other reorganization in which the Company is the surviving corporation, the Board of Directors shall make such adjustment, if any, as it may deem appropriate in the number and kind of shares authorized by this Plan, or in the number, option price and kind of shares covered by the Options granted. The Company shall give notice of any adjustment to each Optionee and such adjustment shall be deemed conclusive. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Board of Directors, and any such adjustment may provide for the elimination of fractional shares.

        13. REORGANIZATION, DISSOLUTION OR LIQUIDATION. In the event of the dissolution or liquidation of the Company, or any merger or combination in which the Company is involved, in which the Company is not a surviving corporation, or a transfer by the Company of substantially all of its assets or property to another corporation, or in the event any other corporation acquires control of the Company in a reorganization within the meaning of Section 368(a) of the Code, all outstanding Options shall thereupon terminate, unless such Options are assumed or substitutes therefor are issued (within the meaning of Section 425(a) of the Code) by the surviving or acquiring corporation in any such merger, combination or other reorganization. Notwithstanding the previous sentence, the Company shall give at least fifteen (15) days written notice of such transaction to holders of unexercised Options prior to the effective date of such merger, combination, reorganization, dissolution or liquidation. The Board of Directors, in its sole discretion, may elect to accelerate the vesting schedules of all Options previously issued upon such notice, and the holders thereof may exercise such Options prior to such effective date, notwithstanding any time limitation previously placed on the exercise of such Options.

         14. OPTION TO REPURCHASE; RIGHT OF FIRST REFUSAL.

         (a) Company's Option. Any Stock purchased pursuant to this Plan shall be subject to an option to repurchase such Stock by the Company until the Company becomes publicly held. Such option may be exercised by the Company during said period only in the event of the voluntary termination of employment or the involuntary termination of employment of the Optionee (except in the event of a sale or liquidation of the Company in an acquisition), or in the event of the resignation or removal of the Optionee from the Board of Directors of the Company or any Parent, Subsidiary or successor thereof. The Company must elect to exercise the option to repurchase within sixty (60) days following the termination of the Optionee, otherwise such option shall expire. In order to exercise the option, the Company must notify the Optionee of its intent to exercise its option by mailing a notice to the Optionee or the representative of the Optionee's estate at the last address contained in the Company's files for such Optionee. Such notice shall state that the Company intends to exercise its option and shall state the purchase price per share which will be paid by the Company and the date on which such option will be exercised, which date will not be earlier than ten (10) days following the date of mailing said notice nor later than sixty (60) days following the date (the "Termination Date") of termination of employment, resignation or removal from the Board of Directors, or death of the Optionee, as the case may be. Such purchase price shall be the fair market value of the Stock as determined by the Board of Directors as of the Termination Date. The purchase price shall be evidenced by a promissory note, bearing interest at the applicable federal rate under Section 1274(d) of the Code. Payments on said note shall be made in three (3) equal annual installments commencing six (6) months after the Termination Date.

         (b) Right of First Refusal. Until the Company becomes publicly held, the Company will have the irrevocable right, privilege, and option to purchase any Stock purchased by the Optionee pursuant to an option at any time when the Optionee or any subsequent holder of said Stock ("Holder") receives a bona fide offer to purchase part or all of said Stock by any other party, which offer is acceptable to such Optionee or Holder, at the same price and upon the same terms as such other party offers for the Stock or at fair market value of the Stock as determined by the Board of Directors, whichever price is lower. If the Optionee or Holder objects to the fair market value set by the Board of Directors, the Optionee has the right to have the Stock appraised by a qualified, independent appraiser with the cost of such appraisal to be paid by the Optionee or Holder. After such appraisal, the Company shall have the option to purchase the Stock on the terms of the bona fide offer or the appraisal, whichever is less. The Optionee or Holder will, upon receipt of such an offer, notify the Board of Directors of such offer and provide the Board with a copy of the written offer signed by the offeror, and the Company will then be allowed thirty (30) days from the date the Board of Directors receives such notice, not counting the day of receiving the same, within which to notify the Optionee or Holder of the Company's intention to exercise this option. Thereafter, the Company shall enter into an agreement in writing with the Optionee or Holder within fifteen (15) days to effectuate the purchase. Payment shall be deemed to have been made by the Company, its successor or assignee, upon the deposit of a check for the full purchase price in the U.S. Mail, addressed to the Optionee at the Optionee's last known address. Any Optionee or Holder shall not sell the Stock to any other party until he has conformed to the requirements of this paragraph 14 and the Company has failed or refused to exercise its option. This right of first refusal will continue until the Company becomes publicly held. As used in this paragraph 14, "Optionee" shall include the executor or administrator of the estate of the Optionee or the person to whom the Stock shall pass by will or by the laws of descent and distribution.

         (c) DELIVERY OF STOCK CERTIFICATES. Upon receipt of any notice, pursuant to paragraphs 14(a) or 14(b) hereof from the Company, the Optionee shall deliver the certificate(s) representing such shares of Stock to the Company within ten (10) days from the date of such notice, along with a properly executed stock power authorizing the Company to transfer said shares to the Company, its successor or assignee.

         15. ESCROW. In order to enforce the restrictions imposed upon shares under this Plan, the Board of Directors or Stock Option Plan Committee may require any Optionee to enter into an Escrow Agreement providing that the certificates representing shares issued pursuant to this Plan shall remain in the physical custody of an escrow holder until any or all of such restrictions have terminated.

         16. APPLICATION OF FUNDS. All proceeds received by the Company from the exercise of Options shall be paid into its treasury and such proceeds shall be used for general corporate purposes.

         17. OPTIONEE'S RIGHTS AS A HOLDER OF SHARES.

         (a) PRIOR TO EXERCISE. No Optionee or his legal representatives, legatees or distributees, as the case may be, will be, or will be deemed to be, a holder of any share of Stock subject to an Option unless and until stock certificates of such shares of Stock are issued to such person or persons pursuant to the terms of this Plan. Except as otherwise provided in paragraph 12 of this Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

         (b) DIVIDENDS. Purchasers of Stock pursuant to this Plan will be entitled, after issuance of their stock certificates, to any dividends that may be declared and paid on the shares of Stock registered in their names. A stock certificate representing dividends declared and paid in shares of Stock shall be issued and delivered to the purchaser after such shares have been registered in the purchaser's name. Such stock certificate shall bear the legends set forth above and shall be subject to the provisions of this Plan, the Option Agreement and any escrow arrangement.

         (c) VOTING RIGHTS. Purchasers of shares of the Stock shall be entitled to receive all notices of meetings and exercise all voting rights of a shareholder with respect to the shares of Stock purchased.

         18. AMENDMENT AND TERMINATION OF THE PLAN.

         (a) DISCRETION OF THE BOARD OF DIRECTORS. The Board of Directors may amend or terminate this Plan at any time; provided, however, that (i) any such amendment or termination shall not adversely affect the rights of Optionees who were granted Options prior thereto, (ii) any such amendment shall not result in a "modification" of any Option within the meaning of Section 425(h) of the Code and (iii) any amendment which increases the total number of shares of Stock covered by this Plan or changes the definition of Eligible Employee shall be subject to obtaining the approval of the Company's shareholders.

         (b) AUTOMATIC TERMINATION. This Plan shall terminate ten (10) years after its approval by the shareholders of the Company or its adoption by the Board of Directors, whichever is earlier, unless the Board of Directors shall, in its discretion, elect to terminate this Plan at an earlier date. Options may be granted under this Plan at any time and from time to time prior to termination of the Plan under this subparagraph 18(b). Any Option outstanding at the time the Plan is terminated under this subparagraph 18(b) shall remain in effect until the Option is exercised or expires.

         19.  MISCELLANEOUS.

         (a) NOTICES. All notices and elections by an Optionee shall be in writing and delivered in person or by mail to the President or Treasurer of the Company at the principal office of the Company.

         (b) EFFECTIVE DATE OF THE PLAN. The effective date of this Plan shall be the earlier of the date on which the Board adopts the Plan, or the date of its approval by the shareholders of the Company.

         (c) EMPLOYMENT. Nothing in the Plan or in any option granted hereunder, or in any Stock option Agreement relating thereto shall confer upon any employee of the Company or any Subsidiary, or any successor thereof, the right to continue in the employ of the Company or any Subsidiary.

         (d) PLAN BINDING. The Plan shall be binding upon the successors and assigns of the Company.

         (e) GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

         (f) HEADINGS. Captioned headings of paragraphs and subparagraphs hereof are inserted for convenience and reference, and constitute no part of the Plan.

         (g) APPLICABLE LAW. The validity, interpretation and enforcement of this Plan are governed in all respects by the laws of the State of Florida and the United States of America.


Adopted by the Board of Directors on January 23, 1993.

Adopted by the Shareholders on November 10, 1993.
                                       11